Ivy Funds

Supplement dated April 27, 2016 to the

Ivy Funds Statement of Additional Information

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016, March 2, 2016 and March 30, 2016

Effective May 14, 2016, Frederick Jiang will no longer serve as a co-manager of Ivy Emerging Markets Equity Fund. Accordingly, effective May 14, 2016, all references and information related to Mr. Jiang are deleted in their entirety.

Supplement	Statement of Additional Information	1